                                  S I E R R A
                                  -----------

                            P R I M E   I N C O M E

                                    F U N D





                               SEMI-ANNUAL REPORT

                              FOR THE PERIOD ENDED
                                 MARCH 31, 1997




                                  -----------
                                     SIERRA
                                   P R I M E
                                  -----------
                                  INCOME FUND

                            SIERRA PRIME INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                           MARCH 31, 1997 (UNAUDITED)



ASSETS
Investments, at value (Cost $11,595,690) (Note 2)
   See portfolio of investments.........................................................     $    11,597,497
Cash....................................................................................               2,988
Receivable for Fund shares sold.........................................................               3,448
Interest receivable.....................................................................              60,222
Unamortized organization costs (Note 7).................................................             189,428
Receivable from investment advisor (Note 3).............................................              60,112
Other assets............................................................................                 163
                                                                                             ---------------
   Total Assets.........................................................................          11,913,858
                                                                                             ---------------

LIABILITIES
Deferred facility fees (Note 2).........................................................               3,139
Dividends payable.......................................................................              30,079
Administration fee payable (Note 3).....................................................               2,488
Accrued legal...........................................................................              36,486
Accrued audit fees......................................................................              14,960
Accrued Trustees' fees and expenses.....................................................              13,277
Accrued expenses and other payables (Note 3)............................................              53,133
                                                                                             ---------------
   Total Liabilities....................................................................             153,562
                                                                                             ---------------
NET ASSETS..............................................................................     $    11,760,296
                                                                                             ===============

NET ASSETS CONSIST OF:
Paid in capital.........................................................................          11,757,644
Undistributed net investment income.....................................................                 845
Net unrealized appreciation of investments..............................................               1,807
                                                                                             ---------------
   NET ASSETS...........................................................................     $    11,760,296
                                                                                             ===============

Class A Common Shares Outstanding.......................................................           1,175,823
                                                                                             ===============
Net asset value per share of beneficial
   interest outstanding*................................................................     $         10.00
                                                                                             ===============
Maximum sales charge....................................................................                4.5%
Maximum offering price per share of
   beneficial interest outstanding ($10.00/0.955).......................................     $         10.47
                                                                                             ===============

----------------------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                             STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)


INVESTMENT INCOME:
Interest................................................................................     $       423,212
Fees....................................................................................               7,292
                                                                                             ---------------
   Total Investment Income..............................................................             430,504
                                                                                             ---------------

EXPENSES:
Investment advisory fee (Note 3)........................................................              57,865
Administration fee (Note 3).............................................................              15,228
Audit fees..............................................................................              14,961
Legal fees..............................................................................              60,076
Tender offer expenses...................................................................              25,000
Trustees' fees and expenses (Note 3)....................................................              39,930
Registration and filing fees............................................................              14,959
Amortization of organization costs......................................................              24,353
Printing and Postage....................................................................              14,534
Other...................................................................................               4,504
                                                                                             ---------------
   Subtotal.............................................................................             271,410
Fees waived and expenses absorbed
   by investment advisor (Note 3).......................................................            (271,410)
                                                                                             ---------------
   Total expenses.......................................................................                   0
                                                                                             ---------------
NET INVESTMENT INCOME...................................................................             430,504
                                                                                             ---------------

NET UNREALIZED LOSS
   ON INVESTMENTS (NOTES 2 AND 4):
Net change in unrealized depreciation of securities.....................................              (4,510)
                                                                                             ---------------
Net unrealized loss on investments......................................................              (4,510)
                                                                                             ---------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS............................................................     $       425,994
                                                                                             ===============

                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                              SIX MONTHS
                                                                                 ENDED               PERIOD
                                                                            MARCH 31, 1997            ENDED
                                                                              (UNAUDITED)      SEPTEMBER 30, 1996*
                                                                            --------------     -------------------

Net investment income...............................................       $     430,504         $     416,342
Net unrealized appreciation/(depreciation) of investments
   during the period................................................              (4,510)                6,317
                                                                           -------------         -------------
Net increase in net assets resulting from operations................             425,994               422,659
                                                                           -------------         -------------

Distributions to shareholders from net investment income:
   Class A Common Shares............................................            (430,504)             (416,342)
Net increase/(decrease) in net assets from Fund share transactions:
   Class A Common Shares............................................            (768,729)           12,427,218
                                                                           -------------         -------------
Net increase/(decrease) in net assets...............................            (773,239)           12,433,535
                                                                           -------------         -------------

NET ASSETS:
Beginning of year...................................................          12,533,535               100,000
                                                                           -------------         -------------
End of year.........................................................       $  11,760,296         $  12,533,535
                                                                           =============         =============
(includes undistributed net investment income of $845 and $845, respectively)

AMOUNT
     Sold...........................................................       $     438,635         $  12,610,620
     Issued as reinvestment of dividends............................             246,805               255,107
     Repurchased....................................................          (1,454,169)             (438,509)
                                                                           -------------         -------------
     Net increase/(decrease)........................................       $    (768,729)        $  12,427,218
                                                                           =============         =============

SHARES
     Sold...........................................................              43,824             1,261,061
     Issued as reinvestment of dividends............................              24,672                25,490
     Repurchased....................................................            (145,373)              (43,851)
                                                                           -------------         -------------
     Net increase/(decrease)........................................             (76,877)            1,242,700
                                                                           =============         =============

----------------------------
* Sierra Prime Income Fund commenced operations on February 16, 1996.

                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                             STATEMENT OF CASH FLOWS
                   SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)


Cash flows from operating activities:
     Investment income received..........................................  $       286,948
     Fee income received.................................................            3,827
     Payment of operating expenses.......................................           37,176
     Proceeds from sales of long-term securities.........................        1,135,489
     Purchases of long-term securities...................................       (1,025,000)
     Net proceeds from short-term investments............................          765,980
                                                                           ---------------
CASH USED FOR OPERATING ACTIVITIES.......................................                    $     1,204,420
Cash flows from financing activities:
     Proceeds from shares sold...........................................          438,060
     Payments on shares repurchased......................................       (1,454,169)
     Distributions paid*.................................................         (181,853)
     Due to custodian....................................................           (3,470)
                                                                           ---------------
CASH PROVIDED BY FINANCING ACTIVITIES....................................                         (1,201,432)
                                                                                             ----------------
Increase in cash.........................................................                              2,988
Cash at beginning of period..............................................                                  0
                                                                                             ---------------
Cash at end of period....................................................                    $         2,988
                                                                                             ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS
     TO CASH USED FOR OPERATING ACTIVITIES:
     Net increase in net assets resulting from operations................                    $       425,994
        Decrease in investments**........................................  $       747,612
        Increase in interest receivable..................................          (5,284)
        Decrease in receivable for investment securities sold............            2,387
        Decrease in unamortized organization costs.......................           24,353
        Increase in other assets.........................................         (30,904)
        Increase in accrued expenses.....................................           43,727
        Decrease in deferred facility fees...............................          (3,465)
                                                                           ---------------
                Total adjustments........................................          778,426
                                                                           ---------------
CASH PROVIDED BY OPERATING ACTIVITIES....................................                    $     1,204,420
                                                                                             ===============

----------------------------
 * Non cash activities include reinvestment of dividends of $246,805 ** Includes unrealized appreciation of $1,807.

                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                              SIX MONTHS
                                                                                 ENDED               PERIOD
                                                                            MARCH 31, 1997            ENDED
                                                                              (UNAUDITED)      SEPTEMBER 30, 1996*
                                                                            --------------     -------------------

Net asset value, beginning of period...................................     $      10.01           $      10.00
                                                                            ------------           ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................              .35                    .40
Net realized and unrealized gain/(loss) on investments.................             (.01)                   .01
                                                                            ------------           ------------
Total from investment operations.......................................              .34                    .41
                                                                            ------------           ------------
LESS DISTRIBUTIONS:
Dividends from net investment income...................................             (.35)                  (.40)
                                                                            ------------           ------------
Total distributions....................................................             (.35)                  (.40)
                                                                            ------------           ------------
Net asset value, end of period.........................................     $      10.00           $      10.01
                                                                            ============           ============

Total return +.........................................................            3.47%                  4.19%
                                                                            ============           ============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................................     $     11,760           $     12,534
Ratio of operating expenses to average net assets......................           0.00% **                0.00% **
Ratio of net investment income to average net assets...................           7.07% **                6.72% **
Portfolio turnover rate................................................             15%                     44%
Ratio of operating expenses to average net assets without fees
   waived and expenses absorbed by investment advisor..................           4.46% **                4.75% **
Net investment income per share without fees waived
   and expenses absorbed by investment advisor.........................     $      0.13            $      0.12

----------
*    Sierra Prime Income Fund commenced operations on February 16, 1996.
**   Annualized.
     Total return represents aggregate total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived and absorbed by the investment advisor.

                            SIERRA PRIME INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 1997 (UNAUDITED)


      Principal                                                          Loan      Stated
       Amount       Borrower                                    Rate*    Type     Maturity**         Value
       ------       --------                                    -----    ----     ----------         -----
SENIOR LOAN INTERESTS--54.6%
     BROADCASTING--8.0%
$      867,857      Benedek Broadcasting Corporation........  8.813%    Term     05/01/2001     $      867,578
        71,879      SKTV, Inc...............................  7.660     Term     07/31/2000             71,877
                                                                                                --------------
                                                                                                       939,455
                                                                                                --------------
     CABLE--2.9%
       344,000      Marcus Cable Operating Company, L.P.      6.735     Term     12/31/2002            343,945
                                                                                                --------------
     ENTERTAINMENT--6.5%
       342,187      AMF Group, Inc. ........................  8.125     Term     03/31/2001            342,186
       427,358      AMF Group, Inc. ........................  8.500     Term     03/31/2003            427,357
                                                                                                --------------
                                                                                                       769,543
                                                                                                --------------
     FOOD & BEVERAGES--14.8%
       550,799      Keebler Holding Corporation.............  7.651     Term     01/31/2002            550,783
       258,120      SC International Services, Inc..........  8.569     Term     09/30/2001            258,009
       322,027      SC International Services, Inc..........  8.569     Term     09/30/2002            321,889
        70,706      SC International Services, Inc. ........  8.819     Term     09/30/2003             70,676
       532,902      Stroh Brewery Company...................  8.063     Term     06/30/2001            533,894
                                                                                                --------------
                                                                                                     1,735,251
                                                                                                --------------
     FOOD STORES--5.9%
       104,125      Bruno's, Inc............................  7.769     Term     02/18/2002            104,091
       593,632      Carr-Gottstein Foods....................  8.438     Term     12/31/2002            593,555
                                                                                                --------------
                                                                                                       697,646
                                                                                                --------------
     HEALTHCARE--3.0%
       355,410      Merit Behavioral Care Corporation.......  8.375     Term     10/06/2003            355,307
                                                                                                --------------
     MANUFACTURING--3.0%
       357,184      International Wire Group, Inc...........  8.524     Term     09/30/2002            357,077
                                                                                                --------------
     PAPER--7.1%
        84,933      Fort Howard Corporation.................  7.253     Term     03/31/2002             84,913
       153,265      Jefferson Smurfit Corporation...........  7.163     Term     04/30/2001            153,237
       118,370      Stone Container Corporation.............  8.562     Term     04/01/2000            118,344
       472,613      Stone Container Corporation.............  8.812     Term     10/01/2003            473,157
                                                                                                --------------
                                                                                                       829,651
                                                                                                --------------
     RETAIL--3.4%
       393,323      Federated Department Stores, Inc........  6.375     Term     03/31/2000            394,622
                                                                                                --------------

                    Total Senior Loan Interests (cost $6,420,690)...........................         6,422,497
                                                                                                --------------


                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 1997 (UNAUDITED)

      Principal
       Amount                                                                            Value
       ------                                                                            -----
U.S. GOVERNMENT AGENCY DISCOUNT NOTES--44.0% (cost $5,175,000)
     5,175,000      Federal Home Loan Discount Note (FHLB)
                        6.450%, due 04/01/1997..............                        $    5,175,000
                                                                                    --------------

TOTAL INVESTMENTS (Cost $11,595,690+).......................      98.6%                 11,597,497
OTHER ASSETS AND LIABILITIES (Net)..........................       1.4                     162,799
                                                                ------              --------------


NET ASSETS..................................................     100.0%             $   11,760,296
                                                                ======              ==============


----------------------------

* Senior loans in which the Sierra Prime Income Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks; (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR); or (iii) the certificate of deposit ratio. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan. Within each loan there may be different rates due to different reset dates. The rates disclosed for each loan are the weighted average coupon rates as of March 31, 1997.

** Senior loans in the Sierra Prime Income Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of senior loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of senior loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual senior loans, the Fund estimates that the actual average maturity of the senior loans held in its portfolio will be approximately 18-24 months.

+ At March 31, 1997, the aggregate cost for federal tax purposes was $11,595,690. The gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,866 and $1,059, respectively.


                       See Notes to Financial Statements.

                            SIERRA PRIME INCOME FUND
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.  ORGANIZATION AND BUSINESS

Sierra Prime Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 4, 1995. During the period October 4, 1995 to February 15, 1996, the Fund had no operations other than those related to organizational matters, including the initial capital contribution of $100,000 and the issuance of 10,000 shares of beneficial interest to Sierra Fund Administration Corporation.

The Trustees of the Fund authorized an unlimited number of Common Shares with separate classes of beneficial interest. Currently there are only Class A Common Shares. Shares are continuously offered at a price equal to the next determined net asset value ("NAV") per share plus a maximum sales charge based on a determined schedule.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Sierra Prime Income Fund in the preparation of its financial statements.

Portfolio Valuation:

Senior Loans are not actively traded in a public market. Sierra Investment Advisors Corporation (the "Advisor"), and Van Kampen American Capital Management Inc. (the "Sub-Advisor"), following procedures established by the Fund's Board of Trustees, value the Senior Loan interests held by the Fund at fair value. In valuing a Senior Loan interest, the Advisor and Sub-Advisor consider relevant factors, data and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan interest, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for Senior Loans, including price quotations for (if considered reliable) and trading in Senior Loans and interests in similar Loans; (v) the reputation and financial condition of the Agent and any Intermediate Participants in the Senior Loans; and (vi) general economic and market conditions affecting the fair value of Senior Loans.

Other Fund holdings (other than short term obligations, but including listed issues) are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps is determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. As of March 31, 1997 there were no interest rate swaps.

                            SIERRA PRIME INCOME FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued by the Fund at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Trustees.

Illiquid Investments:

Senior Loans in which the Fund will invest presently are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Although interests in Senior Loans are traded among certain financial institutions in private transactions between buyers and sellers these loans continue to be considered illiquid. Senior Loans' illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restriction on resale. The substantial portion of the Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund invests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Advisor's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders (Note 5) for its Common Shares and may result in the Fund borrowing to meet short-term cash requirements.

Cash Flow Information:

The cash amount in the Statement of Cash Flows is the amount reported in the Statement of Assets and Liabilities and does not include any short-term investments at March 31, 1997. The Fund issues its shares, invests in securities, and makes distributions from net investment income and net capital gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash receipts and payments is presented in the Statement of Cash Flows.

Repurchase Agreements:

The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor (e.g., a bank or brokerage firm) with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Advisor will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a

                            SIERRA PRIME INCOME FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Advisor will monitor the value or the collateral. No specific limitations exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

Securities Transactions and Investment Income:

Securities transactions are recorded on trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Income is recorded on the accrual basis and consists of interest accrued and discount earned less premiums amortized. Facility fees are received upon the purchase of a new loan and are recognized as income ratably over the expected life of the loan. The deferred facility fees are the "unearned" portion of these facility fees. The Fund may purchase and sell interest in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interest or securities. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made.

Dividends and Distributions to Shareholders:

The Fund's policy is to declare daily and pay monthly distributions to holders of Class A Common Shares of substantially all net investment income of the Fund. Distributions of any net long-term capital gains earned by the Fund are made annually. Distributions of any net short-term capital gains earned by the Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Federal Income Taxes:

It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income tax provision is required.

3.  INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION FEES AND OTHER
    TRANSACTIONS

Sierra Advisors, an indirect wholly-owned subsidiary of Great Western Financial Corporation ("GWFC"), is the Fund's investment advisor. Sierra Advisors is entitled to a monthly fee at an annual rate of 0.95% of the average daily net assets of the Fund. These fees were $57,865 for the six months ended March 31, 1997 and have been voluntarily waived by Sierra Advisors. Sierra Advisors pays a monthly fee at an annual rate of 0.475% to Van Kampen American Capital Management Inc. for services rendered as the Sub-Advisor.

Sierra Fund Administration Corporation ("Sierra Administration") is the Fund's administrator. Sierra Administration receives a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets and the Fund pays First Data Investor Services Group, Inc. ("First Data") directly for all transfer agent

                            SIERRA PRIME INCOME FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


services. The Administration fees for the six months ended March 31, 1997 were $15,228. Sierra Administration pays State Street Bank and Trust Company ("State Street") for certain administrative and custodial services. The Fund pays for the sub-administrator and custodial out-of pocket expenses.

Sierra Advisors has agreed to voluntarily reimburse the Fund's total operating expenses. For the six months ended March 31, 1997 the total reimbursement to the Fund was $213,545.

The compensation of the officers and Trustees who are interested persons (as defined in the 1940 Act) of the Advisor is paid by the Advisor or by its parent, GWFC. The Fund pays the compensation of all other officers and Trustees of the Fund. Trustees who are not interested persons are paid an annual fee of $5,000, a fee of $1,000 per meeting of the Board of Trustees and a fee of $750 per committee meeting of the Fund, plus expenses.

As of March 31, 1997 there was one shareholder who owned greater than five percent of Class A Common Shares, representing 18.27% of the Fund at this date.

For the six months ended March 31, 1997, Great Western Financial Securities Corporation and Sierra Investment Services Corporation ("SISC"), both registered broker-dealers, have received $5,090 and $653, respectively, representing commissions (front-end sales charges).

4. PURCHASE AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended March 31, 1997 was $1,025,000 and $1,133,102, respectively.

5. TENDER OF SHARES

The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for a portion of its outstanding Class A Common Shares at the then current net asset value of these Common Shares. The Fund does not intend to list its Common Shares on any national securities exchange and none of the Fund, the Advisor or SISC intends to make a secondary trading market in the classes of the Common Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in such Common Shares should be considered illiquid. There can be no assurance that the Fund will in fact tender for any of its Common Shares. If the Fund tenders for Common Shares there is no guarantee that all, or any, Common Shares tendered will be purchased. An early withdrawal charge may be charged by SISC on those repurchases or tenders done during the first or second year after purchase. For the six months ended March 31, 1997, 145,373 shares were tendered and repurchased by the Fund with no early withdrawal charge.

6. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest with no par value. The Fund initially is offering 5,000,000 Class A Common Shares in a continuous offering pursuant to Rule 415 under the Securities Act of 1933, as amended.

7. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Fund, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of the Fund. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the

                            SIERRA PRIME INCOME FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, Sierra Administration has agreed to reimburse the Fund.

8. SENIOR LOAN PARTICIPATIONS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

At March 31, 1997, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                    Principal
Selling Participant                                    Amount              Value
-------------------                               -----------        -----------
Goldman Sachs Credit Partners                     $ 2,839,055        $ 2,838,478
Chase Securities Inc.                               1,711,506          1,711,121
Bankers Trust                                         678,564            678,467
Morgan Guaranty                                       532,902            533,894
Lehman Commercial Paper, Inc.                         472,613            473,156
NationsBank                                           186,050            187,381
                                                  -----------        -----------
                                                  $ 6,420,690        $ 6,422,497
                                                  ===========        ===========


9. LINE OF CREDIT

Sierra Prime Income Fund and the Sierra Trust Funds participate in a $40 million line of credit provided by Deutsche Bank AG, New York Branch (the "Bank") under a Credit Agreement (the "Agreement") dated May 22, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Agreement, Sierra Prime Income Fund may borrow up to $433,000 plus its pro rata portion of any unused base commitment allocation of the other borrowers under the Agreement. Interest is payable at one of the following rates depending on the type of loan designated by the borrower: (i) the higher of 0.50% in excess of the Federal Funds Rate and the prime lending rate announced by the Bank; (ii) the New York Interbank Offered Rate (NIBOR) plus 0.35% on an annualized basis; or (iii) the London Interbank Offered Rate (LIBOR) plus 0.35% on an annualized basis. The Fund is charged an aggregate commitment fee computed at a rate equal to 0.05% on an annual basis of the daily average unutilized credit balance. The Agreement requires that the aggregate outstanding principal amount of the loan made shall not exceed 33 1/3 % of the value of the total assets of the fund less all liabilities and indebtedness not represented by senior securities. The Fund currently expects, however, to limit its borrowing to an amount sufficient to meet its tender offer purchases or 10% of its assets, whichever is greater. During the six months ended March 31, 1997, the Fund had not borrowed under the Agreement.

10. MISCELLANEOUS

On March 6, 1997, Great Western Financial Corporation ("Great Western"), the indirect parent of the Advisor, and Washington Mutual, Inc. ("Washington Mutual"), a financial services company, announced that they had entered into an Agreement and Plan of Merger providing for the merger of Great Western

                            SIERRA PRIME INCOME FUND
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


with and into a wholly-owned subsidiary of Washington Mutual (the "Merger"). Subject to satisfaction or waiver of certain conditions, including the receipt of necessary shareholder and regulatory approvals, it is anticipated that the Merger would close in the third quarter of 1997. Following the Merger, the Advisor would be an indirect subsidiary of Washington Mutual. The Merger was announced following the announcement by H.F. Ahmanson ("Ahmanson") of an unsolicited proposal for the merger of Great Western and Ahmanson, which proposal was subsequently revised and remains outstanding.

On February 5, 1997, Morgan Stanley Group Inc. ("Morgan Stanley") and Dean Witter, Discover & Co. ("DWD") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Morgan Stanley will be merged with and into DWD, with DWD as the surviving entity. The name of the surviving corporation will be Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). Morgan Stanley is the parent company of the Sub-Advisor. The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both companies.

11.   SUBSEQUENT EVENTS

The fourth tender offer of the Sierra Prime Income Fund commenced on March 12, 1997 to expire on April 11, 1997, whereby the Fund offered to purchase from shareholders 117,068 Class A Common Shares or 10% of the outstanding Class A Common Shares. Subsequently, the Fund extended this tender offer in order to increase the original offer by 10% or 117,068 Class A Common Shares so that the total offer to purchase amounted to 234,136 Class A Common Shares or 20% of the outstanding shares of the Fund. The tender offer extension expired on May 9, 1997. A total of 201,483 shares were tendered to the Fund for repurchase.

                                  -----------
                                     SIERRA
                                   P R I M E
                                  -----------
                                  INCOME FUND



                            SIERRA PRIME INCOME FUND
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                                  800-222-5852

                    THE SIERRA PRIME INCOME FUND is advised
                by SIERRA INVESTMENT ADVISORS CORPORATION (SIAC)
          distributed by SIERRA INVESTMENT SERVICES CORPORATION (SISC)
    and sold through Great Western Financial Securities Corporation (GWFSC)
     SIAC, SISC and GWFSC are independent affiliates of Great Western Bank.